INVESTMENT ADVISER
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

INVESTMENT SUB-ADVISER                            REPORT TO SHAREHOLDERS
      Western Asset Management Company              FOR THE YEAR ENDED
      Pasadena, CA                                  DECEMBER 31, 1995

BOARD OF DIRECTORS                                         THE
      John F. Curley, Jr., Chairman                     LEGG MASON
      Edward A. Taber, III, President                     GLOBAL
      Richard G. Gilmore                                GOVERNMENT
      Charles F. Haugh                                    TRUST
      Arnold L. Lehman
      Dr. Jill E. McGovern                      PUTTING YOUR FUTURE FIRST
      T. A. Rodgers

TRANSFER AND SHAREHOLDER SERVICING AGENT
      Boston Financial Data Services               [LEGG MASON GLOBAL
      Boston, MA                                 INVESTMENT TRUST LOGO]


CUSTODIAN
      State Street Bank & Trust Company
      Boston, MA

COUNSEL
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

INDEPENDENT ACCOUNTANTS
      Coopers & Lybrand L.L.P.
      Baltimore, MD

      THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR
      ACCOMPANIED BY A PROSPECTUS.

                    LEGG MASON WOOD WALKER, INCORPORATED

                          111 South Calvert Street
                   P.O. Box 1476, Baltimore, MD 21203-1476
                       410 (Bullet) 539 (Bullet) 0000

[RECYCLED LOGO]    PRINTED ON RECYCLED PAPER

 LMF-042

     TO OUR SHAREHOLDERS,

         The Legg Mason Global Government Trust's net asset value increased from $9.54 to $10.33 per share during the year ended December 31, 1995. During 1995, the Fund paid ordinary income dividends totaling $1.16 and its total return for the year (price appreciation plus reinvested dividends) was 20.8%. As of December 31, 1995, the dollar weighted average maturity of the Fund's investment portfolio was 7.8 years and its annualized 30-day SEC yield was 6.63%.

         The Fund seeks to provide capital appreciation and income in order to achieve a competitive total return by investing primarily in a global portfolio of high quality debt securities of the U.S. and foreign governments. The Fund is required to invest a minimum of 75% of its assets in government debt obligations, as well as a minimum of 75% of its assets in investment grade securities. As of December 31, 1995, the securities held in the portfolio were categorized as follows:

      Government                           84.0%
      Non-Government                       16.0

      Investment Grade                     82.0%
      Non-Investment Grade                 18.0

         On the following pages, Keith J. Gardner, the Fund's portfolio manager, reviews the portfolio's structure and performance, and comments on the investment outlook for global bonds.

         Investments in global bonds should be considered as a core part of any well-diversified investment portfolio. We hope you will consider using the Global Government Trust for investment of additional funds as they become available. Some shareholders regularly add to their investment in the Fund by authorizing automatic, monthly transfers from their bank checking accounts or Legg Mason money market funds. Your Investment Executive will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                          Sincerely,
                                          /s/ EDWARD A. TABER, III
                                          Edward A. Taber, III
                                          President

     February 9, 1996

     PORTFOLIO MANAGER'S COMMENTS

          1995 was a banner year for fixed income markets. Global bonds reversed their poor 1994 performances, as substantial gains were posted by all markets. The Legg Mason Global Government Trust was well positioned to take advantage of these strong markets. Its return for the year was 20.80%, surpassing the return of its benchmark, the Salomon Brothers World Government Bond Index, by 176 basis points (100 basis points is equivalent to 1%). The Fund also continued to perform well against its competitor funds. According to LIPPER ANALYTICAL SERVICES, the Fund outperformed the average of all its competitor funds by 264 basis points. This placed the Fund in the 21st percentile for all funds in its investment category.

UNITED STATES
          The yield on the U.S. 30-year Treasury bond fell by almost 2 percentage points over the course of the year. The U.S. Federal Reserve Bank ended its policy of rising interest rates, and lowered official rates by 25 basis points in both the third and fourth quarters. The economy decelerated over the year and inflation declined. The market is also optimistic that continued progress will be made on fiscal policy.

CANADA
          Fundamentals in Canada were very positive with weak growth and low inflation. Fiscal improvement was also evident, with substantial improvement seen in the provinces. Progress was also seen at the federal level. Activity in the market was dominated by the issue of Quebec's potential secession. In the end, Quebec voted not to leave Canada, but the results were much closer than expected.

EUROPE
          The best returns in 1995 were posted in the European markets. The German Bundesbank led other central banks in lowering short-term interest rates. Official rates were cut by 50 basis points in both the third and fourth quarters. Economic growth was much weaker than expected and inflation came in below expectations. The issue of European Monetary Union will continue to be monitored for its progress, particularly in the non-core markets that are experiencing difficulty in moving towards the necessary parameters for inclusion in the Union.

JAPAN
          Japan closed the year as the worst performing bond market. Bond yields declined sharply, but its returns were overshadowed by sharp moves elsewhere. The Bank of Japan adopted an easy monetary policy by twice dropping its official discount rate. The first cut in April dropped the rate by 75 basis points to 1% and again in September by another 50 basis points, leaving the rate at just 0.50%. These measures, along with an accommodative fiscal policy, were intended to revive a stagnant economy. Inflation levels remained very low throughout the year.

EMERGING MARKETS
          Emerging market bonds posted strong recoveries following the Mexican peso crisis at the end of 1994. The markets stabilized in the second quarter, following the U.S. loan package to Mexico and a more prudent monetary policy adopted by the Bank of Mexico. Both these measures provided a return of investor confidence to these markets.

CURRENCY
          The dollar suffered sharp losses in the first quarter of the year, providing a sharp boost to currency holdings in the portfolio. It was particularly weak against the yen, where it lost about 20% of its value, and traded as low as 80 yen to the dollar. However, it started to recover in the second quarter and made up all of its lost ground by year-end. It also recovered against other major currencies, but not to the same extent. The end result was that the overall value of the dollar weakened over the course of the year.

OUTLOOK
          The outlook for global fixed income markets remains positive for 1996. We certainly do not expect to be able to duplicate the extraordinary gains of last year, but fundamentals remain mostly constructive. We are not expecting a robust recovery in worldwide growth, and inflation levels should remain modest. An emphasis on tight fiscal policies is expected to be balanced by an easier monetary stance.

                                                                Keith J. Gardner

      February 9, 1996

     PERFORMANCE INFORMATION
     LEGG MASON GLOBAL TRUST, INC.
     GLOBAL GOVERNMENT TRUST





                        [INSERT GRAPH HERE]

                      SAL BROS WORLD GOV'T. BOND INDEX
03/31/93                              0
04/15/93                         10,000
06/30/93                         10,123
09/30/93                         10,581
12/31/93                         10,577
03/31/94                         10,577
06/30/94                         10,648
09/30/94                         10,773
12/31/94                         10,825
03/31/95                         12,008
06/30/95                         12,648
09/30/95                         12,515
12/31/95                         12,884



    The returns shown above are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders.

     PORTFOLIO OF INVESTMENTS
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL GOVERNMENT TRUST
     DECEMBER 31, 1995

                                        Principal
      (Amounts in Thousands)              Amount       Value
LONG-TERM DEBT SECURITIES A -- 86.4%
      Australian Dollar -- 1.1%
      Commonwealth of Australia
        9.5%      8/15/03                 AUD  2,000  $  1,605
      British Sterling -- 10.2%
      United Kingdom Conversion
        Stock
        9.5%      10/25/04               GBP   6,500    11,438
      United Kingdom Treasury Stock
        7.25%     3/30/98                      1,500     2,372
      Vnesheconombank Loan                     3,500     1,956E,F
                                                        15,766
      Canadian Dollar -- 2.5%
      Government of Canada
        7.75%     9/1/99                  CAD  2,000     1,533
        10.25%    2/1/04                       1,000       878
        6.5%      6/1/04                       2,000     1,416
                                                         3,827
      Czech Koruna -- 9.6%
      ABN-Amro Bank N.V.
        11%       12/15/97               CSK 205,000     7,745
      Ceska Sporitelna A/S
        14.375%   1/27/01                    175,000     7,019
                                                        14,764
      Danish Krone -- 8.3%
      Kingdom of Denmark
        9%        11/15/98                DKK 15,000     2,951
        7%        12/15/04                    55,000     9,855
                                                        12,806
      French Franc -- 3.5%
      Bons du Tresor a Taux Fixe et
        Interet Annuel
        7.25%     8/12/97                FRF  20,000     4,223
      Republic of Ivory Coast
        Restructured Loan                     23,304       834E,F
        Unstructured Loan                      9,200       329E,F
                                                         5,386
      German Deutschmark -- 14.4%
      Deutsche Bundesrepublic
        6%        6/20/16                 DEM 10,000     6,440
      German Unity Fund
        8%        1/21/02                     20,000    15,748
                                                        22,188

                                        Principal
      (Amounts in Thousands)              Amount       Value

      Italian Lira -- 3.5%
      Buoni del Tesoro Poliennali
        8.5%      8/1/99               ITL 9,000,000  $  5,380
      Japanese Yen -- 4.3%
      Government of Japan #151
        5%        9/20/02               JPY  600,000     6,633
      Spanish Peseta -- 2.2%
      Bonos del Estado
        11.45%    8/30/98                ESP 200,000     1,731
        10.15%    1/31/06                    200,000     1,680
                                                         3,411
      Swedish Krona -- 1.5%
      Kindgom of Sweden #1020
        10.75%    1/23/97                SEK  15,000     2,319
      United States Dollar -- 25.3%
      Emerging Markets -- 11.1%
      Argentina Bonos del Tesoro
        5.90%     9/1/97
          Indexed to 3-month LIBOR  USD   3,000          1,159C
      Argentina Bonos de Consolidacion
      Previsionales
        5.86%     4/1/01
          Indexed to 1-month LIBOR         2,000         1,468C
      Argentina Discount Bond
        6.56%     3/31/23
          Indexed to 6-month LIBOR         2,000         1,300C
      Argentina Floating Rate Bond
        6.81%     3/31/05
          Indexed to 6-month LIBOR         4,000         2,825C
      Argentina Par Bond
        5%        3/31/23                  4,000         2,260C,D
      Celulosa Arauco Company
        7.25%     6/11/98                  1,950         2,004
      Kingdom of Morocco
        6.59%     1/1/09
          Indexed to 6-month LIBOR         6,000         4,020C
      Republic of Poland Discount
        Bond
        6.875%    10/27/24
          Indexed to 6-month LIBOR         2,000         1,510C
      United Mexican States
        9.5%      7/16/01                    635           589
                                                        17,135

     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL GOVERNMENT TRUST
     DECEMBER 31, 1995

                                    Principal
      (Amounts in Thousands)         Amount         Value
      U.S. Government Obligations
      -- 14.2% United States
      Treasury Bonds
        7.625%    2/15/25              USD 3,000   $  3,672
      United States Treasury
        Notes
        4.75%     9/30/98                  6,000      5,929
        5.75%     8/15/03                  1,500      1,520
        6.5%      8/15/05                 10,000     10,669
                                                     21,790
      Total Long-term Debt
      Securities (Identified Cost
      -- $130,268)                                  133,010

SHORT-TERM INVESTMENTS A -- 7.8%
      United States
      Dollar -- 6.2%
      Currency Exchange-Linked
        Securities B,G -- 5.3%
      Bankers Trust
        International Polish
        Zloty-Linked Note
        24.1%     9/25/96                  3,000      2,507
      Internationale
        Nederlanden (U.S.)
        Corporation Slovakian
        Koruna-
        Linked Note
        16.5%     5/30/96                  3,827      3,785
      Morgan Stanley Group
        Global Indian Rupee-
        Linked Note
        14.75%    6/26/96                  2,000      1,825
                                                      8,117
                                    Principal
(Amounts in Thousands)               Amount         Value
      Emerging Markets -- 0.9%
      Republic of Venezuela
        9%        5/27/96              USD 1,500   $  1,478

REPURCHASE AGREEMENT -- 1.6%

Morgan Stanley & Co. Incorporated
  5.9% dated 12/29/95, to be
  repurchased at $2,445 on 1/2/96
  (Collateral: $2,391 Federal
  National Mortgage Association
  Mortgage-backed securities, 8%
  due 10/1/24, value $2,492)            2,443       2,443
Total Short-term Investments
  (Identified Cost -- $12,012)                     12,038
Total Investments -- 94.2%
  (Identified Cost -- $142,280)                 $ 145,048

      A       LISTED BY CURRENCY DENOMINATION.

      B TOTAL MATURITY VALUE IS LINKED TO THE VALUE OF THE INDICATED CURRENCY AT MATURITY.

      C INDEXED SECURITY -- THE RATE OF INTEREST EARNED ON EACH SECURITY IS TIED TO THE LONDON INTERBANK OFFERED RATE (LIBOR) INDEX. THE COUPON RATE FOR EACH IS THE RATE AS OF DECEMBER 31, 1995.

      D STEP-UP SECURITY -- A SECURITY WHOSE INTEREST RATE INCREASES AT SPECIFIED TIMES OVER THE LIFE OF THE SECURITY. THIS SECURITY'S COUPON INCREASES 0.25% ANNUALLY UNTIL MARCH 31, 1999, AND THEREAFTER REMAINS FIXED AT 6% UNTIL MATURITY.

      E ILLIQUID SECURITY -- A SECURITY THAT CANNOT BE DISPOSED OF WITHIN SEVEN DAYS FOR APPROXIMATELY THE PRICE AT WHICH THE FUND VALUES IT.

      F NON-INCOME PRODUCING -- ISSUER IS IN DEFAULT OF INTEREST AND PRINCIPAL PAYMENTS.

      G       THE INTEREST RATE SHOWN IS EACH SECURITY'S YIELD-TO-MATURITY.

        SEE NOTES TO FINANCIAL STATEMENTS.

     STATEMENT OF ASSETS AND LIABILITIES
     LEGG MASON GLOBAL TRUST, INC.
     GLOBAL GOVERNMENT TRUST
     DECEMBER 31, 1995

      (Amounts in Thousands)
ASSETS:
      Investments at value (Identified Cost -- $142,280)                               $145,048
      Foreign currency at value (Identified Cost -- $5,213)                               5,122
      Receivable for:
        Foreign income taxes recoverable                                                    233
        Fund shares sold                                                                    388
        Forward currency contracts closed                                                   125
      Interest receivable                                                                 4,437
      Other assets                                                                           65
          Total assets                                                                  155,418
LIABILITIES:
      Payable for:
        Fund shares repurchased                                                              70
        Income distribution                                                               1,083
      Due to adviser and distributor                                                        195
      Accrued expenses                                                                      116
          Total liabilities                                                               1,464

      NET ASSETS                                                                       $153,954

ANALYSIS OF NET ASSETS:
      Accumulated paid-in capital                                                      $150,559
      Undistributed net investment income                                                 1,167
      Accumulated net realized loss on investments and currency                            (545)
      Unrealized appreciation of investments and currency transactions                    2,773
      Net assets applicable to 14,907 shares outstanding                               $153,954
      NET ASSET VALUE PER SHARE                                                          $10.33

     SEE NOTES TO FINANCIAL STATEMENTS.

     STATEMENT OF OPERATIONS
     LEGG MASON GLOBAL TRUST, INC.
     GLOBAL GOVERNMENT TRUST
     FOR THE YEAR ENDED DECEMBER 31, 1995

      (Amounts in Thousands)
INVESTMENT INCOME:
      Interest                                                                            $11,257

EXPENSES:
      Investment advisory fee                                           $1,120
      Distribution and service fees                                      1,120
      Custodian fee                                                        185
      Transfer agent and shareholder servicing expense                      94
      Legal and audit fees                                                  75
      Registration fees                                                     38
      Reports to shareholders                                               31
      Organization expense                                                  26
      Directors' fees                                                        6
      Other expenses                                                        11
          Total expenses                                                                    2,706
      NET INVESTMENT INCOME                                                                 8,551

NET REALIZED AND UNREALIZED GAIN (LOSS):
      Realized gain on:
        Investments, options and futures                                 3,514
        Foreign currency transactions                                    7,810
      Unrealized gain (loss):
        Investments                                                      8,300
        Assets and liabilities denominated in foreign currencies           (72)
      NET REALIZED AND UNREALIZED GAIN                                                     19,552

      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $28,103

     SEE NOTES TO FINANCIAL STATEMENTS.

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON GLOBAL TRUST, INC.
     GLOBAL GOVERNMENT TRUST

                                                                                                For the Years Ended December 31,
(Amounts in Thousands)                                                                               1995               1994
CHANGE IN NET ASSETS:
      Net investment income                                                                       $  8,551            $  9,092
      Net realized gain (loss) on investments, options, futures and foreign currency
       transactions                                                                                 11,324              (3,081)
      Change in unrealized appreciation of investments and assets and liabilities
       denominated in foreign currencies                                                             8,228              (8,607)
      Change in net assets resulting from operations                                                28,103              (2,596)
      Distributions to shareholders from net investment income                                     (16,542)             (9,402)
      Decrease in net assets from Fund share transactions                                           (3,022)             (3,659)
          Change in net assets                                                                       8,539             (15,657)

NET ASSETS:
      Beginning of year                                                                            145,415             161,072
      End of year (including undistributed net investment income of $1,167 and $1,349,
       respectively)                                                                              $153,954            $145,415

     SEE NOTES TO FINANCIAL STATEMENTS.

     FINANCIAL HIGHLIGHTS
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL GOVERNMENT TRUST

         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                     For the Years Ended December 31,
                                                                         1995              1994
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                             $ 9.54           $10.27
      Net investment income B                                            0.63             0.57
      Net realized and unrealized gain (loss) on investments,
        options, futures and foreign currency transactions               1.32            (0.71)
      Total from investment operations                                   1.95            (0.14)
      Distributions to shareholders from:
        Net investment income                                           (1.16)           (0.59)
        Net realized gain on investments                                --               --
      Total distributions                                               (1.16)           (0.59)
      Net asset value, end of period                                   $10.33           $ 9.54

      Total return                                                      20.80%           (1.40)%

RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses B                                                      1.81%             1.34%
        Net investment income B                                         5.72%             5.71%

      Portfolio turnover rate                                         169.48%           127.00%

      Net assets, end of period (in thousands)                      $153,954          $145,415

                                                                    1993 A
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                         $10.00
      Net investment income B                                        0.36
      Net realized and unrealized gain (loss) on investments,
        options, futures and foreign currency transactions           0.31
      Total from investment operations                               0.67
      Distributions to shareholders from:
        Net investment income                                       (0.36)
        Net realized gain on investments                            (0.04)
      Total distributions                                           (0.40)
      Net asset value, end of period                               $10.27
      Total return                                                   6.76%C
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses B                                                   0.27%D
        Net investment income B                                      5.41%D
      Portfolio turnover rate                                      127.80%D
      Net assets, end of period (in thousands)                   $161,072

          A For the period april 15, 1993 (commencement of operations) to December 31, 1993.

          B Net of fees waived and reimbursements made by the manager for expenses in excess of voluntary expense limitations of: 0.2% until september 30, 1993; 0.35% until December 31, 1993; 0.5% until January 31, 1994; 0.7% until february 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994; 1.3% until May 31, 1994; 1.5% until
            June 30, 1994; 1.7% until July 31, 1994; and 1.9% indefinitely.

          C Not annualized.

          D Annualized.

           See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON GLOBAL TRUST, INC.
     GLOBAL GOVERNMENT TRUST
     (Amounts in Thousands)

1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Global Trust, Inc. ("Trust"), consisting of the Global Government Trust ("Fund") and the Global Equity Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The financial statements of the other portfolio of the Trust is included in a separate report to shareholders.

      Security Valuation
          Portfolio securities are valued based upon market quotations. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. The amortized cost method of valuation is used for debt obligations with 60 days or less remaining to maturity.

      Currency Translations
          The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
           (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
          (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
          The effect of changes in foreign exchange rates on realized security gains or losses is segregated and reflected as a component of gains or losses on foreign currency transactions.

      Investment Income and Dividends to Shareholders
          Income and expenses are recorded on the accrual basis. Dividends are declared and paid monthly. Dividends payable are recorded on the dividend ex-date. Bond premium is amortized using the yield-to-maturity method for financial reporting and tax purposes. Bond discount, other than original issue, is not amortized.

      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis.

      Deferred Organizational Expense
          Deferred organizational expenses of $128 are being amortized on a straight-line basis over 5 years beginning on the date operations began.

      Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

2. FINANCIAL INSTRUMENTS:
          As part of the Fund's investment program, the Fund may utilize forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectus and Statement of Additional Information.

      Emerging Markets
          The Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Options and Futures
          The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are marked to market daily using the closing price on the principal exchange where the contracts are traded. Payments (variation margin) are made or received daily in relation to market fluctuations.

      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government

     (Amounts in Thousands)

      or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

      Forward Currency Exchange Contracts
          The Fund may enter into foreign forward currency exchange contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward currency contracts are valued using the forward exchange rate. There were no outstanding forward currency contracts at December 31, 1995.

3. OPTIONS AND FUTURES:
          As part of the Fund's investment program, the Fund may utilize options and futures. The nature and risk of these financial instruments and the reasons for using them are set forth more fully in the Fund's Prospectus and Statement of Additional Information.
          A written call option gives an option holder the right to purchase the underlying security at a specified price until a specified date. A written put option gives an option holder the right to sell the underlying security at a specified price until a specified date. Risks arise from the possible illiquidity of the options market and from movements in security values. Call and put options written by the Fund and related premiums received during the year were as follows:


                                      Calls               Puts
                                 Face                Face
                                Amount   Premiums   Amount   Premiums
      Options outstanding
        December 31, 1994         --       $ --       --       $ --
      Options written           10,000      109     10,000      100
      Options closed            (5,000)     (58)    (5,000)     (50)
      Options exercised         (5,000)     (51)    (5,000)     (50)
      Options outstanding
        December 31, 1995           --       --       --         --

          The Fund enters into futures contracts as a hedge against anticipated changes in foreign currency exchange rates. Risks arise from the possible illiquidity of the futures market and from the possibility that a change in the value of a contract may not correlate with changes in foreign currency exchange rates. There were no open long or short futures contracts at December 31, 1995.

4. INVESTMENT TRANSACTIONS:
          Investment transactions for the year ended December 31, 1995, (excluding short-term securities) were as follows:

      Purchases                               $ 230,473
      Proceeds from sales                       238,126

          At December 31, 1995, the cost of securities for federal income tax purposes was $142,280. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,374 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,606. The Fund has unused capital loss carryforwards for federal income tax purposes of $545 which expire in 2002.

5. REALIZED GAINS:
          The components of net realized gain on investments, options and futures for the year ended December 31, 1995 were as follows:

                                                       Amount
      Investments                                      $3,447
      Options                                              79
      Futures                                             (12)
        Net realized gain                              $3,514

          The components of net realized gain on foreign currency transactions for the year ended December 31, 1995 were as follows:

                                                       Amount
      Securities                                       $4,064
      Forward contracts                                 2,711
      Currency                                          1,035
        Net realized gain                              $7,810

     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL GOVERNMENT TRUST
     (Amounts in Thousands)

6. FUND SHARE TRANSACTIONS:
          At December 31, 1995, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust (including the Fund). Transactions in Fund shares were as follows:

                               For the Years Ended December 31,
                                  1995                  1994
                           Shares     Amount     Shares     Amount

      Sold                  2,328    $ 24,311     5,165    $ 51,645
      Reinvestment of
        distributions       1,395      14,427       872       8,584
      Repurchased          (4,059)    (41,760)   (6,471)    (63,888)
        Net decrease         (336)   $ (3,022)     (434)   $ (3,659)

7. TRANSACTIONS WITH AFFILIATES:
          The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets of the Fund. At December 31, 1995, $98 was due to the Adviser.
                Western Asset Management Company ("Sub-adviser"), a corporate affiliate of the Adviser and Legg Mason, serves as investment adviser to the Fund. The Sub-adviser is responsible for the actual investment activity of the Fund, for which the Adviser pays a fee at an annual rate equal to 53 1/3% of the fee received by the Adviser.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.50% and an annual service fee of 0.25% of the Fund's average daily net assets, calculated daily and payable monthly. Legg Mason and the Adviser have voluntarily agreed to waive their fees and to reimburse the Fund for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following rates of the Fund's average net assets: 0.50% of the Fund's average net assets until January 31, 1994; 0.70% until February 28, 1994; 0.90% until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May 31, 1994; 1.50%
      until June 30, 1994; 1.70% until July 31, 1994; and 1.90% indefinitely. No fees were waived or expenses reimbursed during 1995. At December 31, 1995, distribution and service fees of $97 were due to the distributor.
          Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $31 by the transfer agent for the year ended December 31, 1995.

      REPORT OF INDEPENDENT ACCOUNTANTS
      TO THE SHAREHOLDERS AND DIRECTORS OF LEGG MASON INCOME TRUST, INC.:

          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Global Government Trust, a series of Legg Mason Global Trust, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from April 15, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Government Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

      Baltimore, Maryland
      February 1, 1996